      SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                              WARBURG PINCUS FUNDS

     On February 15, 1999, Warburg Pincus and Credit Suisse Group announced that they reached an agreement for Credit Suisse to acquire Warburg Pincus Asset Management, Inc., the investment adviser to these Warburg Pincus funds. Under the terms of the arrangement, no immediate changes are planned to Warburg Pincus investment portfolio managers and investment professionals.

     The funds' governing Board and fund shareholders will be asked to vote on the "assignment" of the funds' current investment advisory agreements with Warburg Pincus Asset Management. Shareholders will receive more information about the advisory agreement arrangements, but until then shareholders do not need to take any action relating to their Warburg Pincus fund shares.

     The transaction is expected to be complete in mid-1999 upon satisfaction of the various conditions in the agreement.

Date: February 16, 1999